Exhibit 10.2

                                SECURED TERM NOTE
                                -----------------

         FOR VALUE RECEIVED, ELEC COMMUNICATIONS CORP., a New York corporation (the "Company"), promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the "Holder") or its registered assigns or successors in interest, the sum of One Million Seven Hundred Thousand Dollars ($1,700,000), together with any accrued and unpaid interest hereon, on May 31, 2009 (the "Maturity Date") if not sooner paid. The original principal amount of this Secured Term Note subject to amortizing payments pursuant to Section 1.3 hereof is hereinafter referred to as the "Amortizing Principal Amount" and the remaining original principal amount of this Secured Term Note is hereinafter referred to as the "Non-Amortizing Principal Amount." The Amortizing Principal Amount and the Non-Amortizing Principal Amount are collectively referred to herein as the "Principal Amount".

         Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and the Holder (as amended, modified and/or supplemented from time to time, the "Purchase Agreement").

         The Principal Amount of this Secured Term Note that is contained in the Restricted Account (as defined in the Restricted Account Agreement referred to in the Purchase Agreement) on the date of the issuance of this Secured Term Note is $1,050,000.

    The following terms shall apply to this Secured Term Note (this "Note"):

                                   ARTICLE I
                         CONTRACT RATE AND AMORTIZATION

                  1.1 Contract Rate. Subject to Sections 3.2 and 4.10,  interest
                      -------------
         payable on the outstanding Principal Amount of this Note shall accrue at a rate per annum equal to the "prime rate" published in The Wall
                                                                        --------
         Street Journal from time to time (the "Prime  Rate"),  plus two percent
         --------------
         (2.0%) (the "Contract Rate"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate. Interest shall be calculated on the basis of a 360 day year. Interest on the Amortizing Principal Amount shall be payable monthly, in arrears, commencing on July 1, 2006, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise. Accrued interest on the Non-Amortizing Principal Amount shall be payable only on the Maturity Date or, in the event of the redemption of all or any portion of the Non-Amortizing Principal Amount, accrued interest on the amount so redeemed shall be paid on the date of redemption or conversion, as the case may be.

                  1.2  Contract  Rate  Payments.  The  Contract  Rate  shall  be
                       ------------------------
         calculated on the last business day of each calendar month hereafter (other than for increases or decreases in the Prime Rate which shall be calculated and become effective in accordance with the terms of Section 1.1) until the Maturity Date.

                  1.3 Principal  Payments.  Amortizing payments of the aggregate
                      -------------------
         Principal  Amount  outstanding  under  this  Note at any  time  and not contained in the Restricted Account (as defined in the Restricted Account Agreement) shall be made by the Company on June 1, 2007 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an "Amortization Date"). Commencing on the first Amortization Date, the Company shall make monthly payments to the Holder on each Amortization Date, each such payment in the amount of $27,083.33 (the "Monthly Principal Amount"), together with any accrued and unpaid interest on such portion of the Amortizing Principal Amount plus any and all other unpaid amounts which are then owing under this Note, the Purchase Agreement and/or any other Related Agreement (collectively, the "Monthly Amount"); provided that, following a release of an amount of funds from the Restricted Account (as defined in the Restricted Account Agreement) for the purposes set forth in the Restricted Account Side Letter (each, a "Release Amount"), each Monthly Principal Amount due on any Repayment Date following any such release shall be increased by an amount equal to (x) such Release Amount divided by (y) the sum of (I) the number of Amortization Dates remaining until the Maturity Date plus (II) one (1). Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.

                                   ARTICLE II
                                   REDEMPTION

                  2.1 Optional  Redemption of Amortizing  Principal Amount.  The
                      ----------------------------------------------------
         Company may prepay outstanding Amortizing Principal Amount, in whole or in part, (the "Optional Amortizing Redemption") by paying to the Holder a sum of money equal to one hundred percent (100%) of the Amortizing Principal Amount to be redeemed together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any other Related Agreement (the "Amortizing Redemption Amount") outstanding on the Amortizing Redemption Payment Date (as defined below). The Company shall deliver to the Holder a written notice of redemption (the "Notice of Amortizing Redemption") specifying the date for such Optional Amortizing Redemption (the "Amortizing Redemption Payment Date"), which date shall be seven (7) business days after the date of the Notice of Amortizing Redemption (the "Redemption Period"). On the Amortizing Redemption Payment Date, the Amortizing Redemption Amount must be paid in good funds to the Holder. In the event the Company fails to pay the Amortizing Redemption Amount on the Amortizing Redemption Payment Date as set forth herein, then such Notice of Amortizing Redemption will be null and void.

                  2.2 Optional  Redemption of  Non-Amortizing  Principal Amount.
                      ---------------------------------------------------------
         The Borrower will have the option of repaying the outstanding Non-Amortizing Principal Amount ("Optional Non-Amortizing Redemption"), in whole or in part, by paying the Holder a sum of money equal to one hundred percent (100%) of the Non-Amortizing Principal Amount to be redeemed, together with accrued but unpaid interest thereon (the "Non-Amortizing Redemption Amount") on the Non-Amortizing Redemption Date (as defined below). The Borrower shall deliver to the Holder a written notice of redemption (the "Notice of Non-Amortizing Redemption") specifying the date for such Optional Non-Amortizing Redemption (the "Non-Amortizing Redemption Date"), which date shall be not less than seven (7) business days after the date of the Notice of Non-Amortizing Redemption (the "Non-Amortizing Redemption Period"). On the Non-Amortizing Redemption Date, the Non-Amortizing Redemption Amount shall be paid (i) in good funds to the Holder, (ii) by furnishing the Holder written direction to notify the bank holding the Restricted Account to release from the Restricted Account and deliver to the Holder a sum of money equal to the Non-Amortizing Redemption Amount, or (iii) if the amount on deposit in the Restricted Account is less than the Non-Amortizing Redemption Amount, by furnishing the Holder written direction to notify the bank holding the Restricted Account to release all amounts on deposit in the Restricted Account to the Holder and delivering to the Holder good funds in an amount equal to the balance of the Non-Amortizing Redemption Amount.

                                  ARTICLE III
                                EVENTS OF DEFAULT

                  3.1 Events of Default.  The occurrence of any of the following
                      -----------------
         events set forth in this Section 3.1 shall constitute an event of default ("Event of Default") hereunder:

                        (a) Failure to Pay.  The  Company  fails to pay when due
                            --------------
            any installment of principal, interest or other fees hereon in accordance herewith, or the Company fails to pay any of the other Obligations (under and as defined in the Master Security Agreement) when due, and, in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

                        (b)  Breach  of  Covenant.  The  Company  or  any of its
                             --------------------
            Subsidiaries breaches any covenant or any other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

                        (c)  Breach  of  Representations  and  Warranties.   Any
                             --------------------------------------------
            representation, warranty or statement made or furnished by the Company or any of its Subsidiaries in this Note, the Purchase Agreement or any other Related Agreement shall at any time be false or misleading in any material respect on the date as of which made or deemed made.

                        (d) Default Under Other  Agreements.  The  occurrence of
                            -------------------------------
            any default (or similar term) in the observance or performance of any other agreement or condition relating to any indebtedness or contingent obligation of the Company or any of its Subsidiaries beyond the period of grace (if any), the effect of which default is to cause, or permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such contingent obligation to cause, such indebtedness to become due prior to its stated maturity or such contingent obligation to become payable;

                        (e) Bankruptcy.  The Company or any of its  Subsidiaries
                            ----------
            shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within ten (10) days of the filing thereof, or failure to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

                        (f)  Judgments.  Attachments  or  levies  in  excess  of
                             ---------
            $250,000 in the aggregate are made upon the Company or any of its Subsidiary's assets or a judgment is rendered against the Company's property involving a liability of more than $250,000 which shall not have been vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof;

                        (g) Insolvency.  The Company or any of its  Subsidiaries
                            ----------
            shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

                        (h) Change of  Control.  A Change of Control (as defined
                            ------------------
            below) shall occur with respect to the Company, unless Holder shall have expressly consented to such Change of Control in writing. A "Change of Control" shall mean any event or circumstance as a result of which (i) any "Person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof), other than the Holder, is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
            Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of the Company [(other than a "Person" or "group" that beneficially owns 35% or more of such outstanding voting equity interests of the Company on the date hereof)], (ii) the Board of Directors of the Company shall cease to consist of a majority of the Company's board of directors on the date hereof (or directors appointed by a majority of the board of directors in effect immediately prior to such appointment) or (iii) the Company or any of its Subsidiaries merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity;

                        (i)   Indictment;   Proceedings.   The   indictment   or
                              -------------------------
            threatened indictment of the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of the Company or any of its Subsidiaries;

                        (j) The Purchase Agreement and Related  Agreements.  (i)
                            ----------------------------------------------
            An Event of Default shall occur under and as defined in the Purchase Agreement or any other Related Agreement, (ii) the Company or any of its Subsidiaries shall breach any term or provision of the Purchase Agreement or any other Related Agreement in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, (iii) the Company or any of its Subsidiaries attempts to terminate, challenges the validity of, or its liability under, the Purchase Agreement or any Related Agreement, (iv) any proceeding shall be brought to challenge the validity, binding effect of the Purchase Agreement or any Related Agreement or (v) the Purchase Agreement or any Related Agreement ceases to be a valid, binding and enforceable obligation of the Company or any of its Subsidiaries (to the extent such persons or entities are a party thereto);

                        (k) Stop  Trade.  An SEC stop trade  order or  Principal
                            -----------
            Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten
            (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Company shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice; or

                  3.2 Default Interest.  Following the occurrence and during the
                      ----------------
         continuance of an Event of Default, the Company shall pay additional interest on this Note in an amount equal to one percent (1%) per month, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

                  3.3 Default  Payment.  Following the occurrence and during the
                      ----------------
         continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of the Holder under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Company under the Purchase Agreement and the other Related Agreements, to require the Company to make a Default Payment ("Default Payment"). The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 3.3.

                                   ARTICLE IV
                                  MISCELLANEOUS

                  4.1 Issuance of New Note. Upon any partial  redemption of this
                      --------------------
         Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Company to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. Subject to the provisions of Article III of this Note, the Company shall not pay any costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

                  4.2 Cumulative Remedies. The remedies under this Note shall be
                      -------------------
         cumulative.

                  4.3 Failure or Indulgence  Not Waiver.  No failure or delay on
                      ---------------------------------
         the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  4.4  Notices.  Any notice  herein  required or permitted to be
                       -------
         given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address provided in the Purchase Agreement executed in connection herewith, with a copy to Eric M. Hellige, Esq., Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York 10022, facsimile number (212) 798-6380, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the Company or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Company pursuant to the Purchase Agreement.

                  4.5 Amendment  Provision.  The term "Note" and all  references
                      --------------------
         thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

                  4.6 Assignability. This Note shall be binding upon the Company
                      -------------
         and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. The Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

                  4.7 Cost of Collection.  In case of any Event of Default under
                      ------------------
         this Note, the Company shall pay the Holder reasonable costs of collection, including reasonable attorneys' fees.

         4.8  Governing Law, Jurisdiction and Waiver of Jury Trial.
              ----------------------------------------------------

                        (a) THIS NOTE SHALL BE  GOVERNED  BY AND  CONSTRUED  AND
            ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                        (b) THE  COMPANY  HEREBY  CONSENTS  AND AGREES  THAT THE
            STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT THE
                                                             --------
            COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL
                             -------  --------
            BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF
            --------------------
            THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE

            DEEMED COMPLETED UPON THE COMPANY'S ACTUAL RECEIPT THEREOF.

                        (c) THE COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY
            A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN
            CONNECTION WITH THIS NOTE, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

                  4.9 Severability. In the event that any provision of this Note
                      ------------
         is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

                  4.10  Maximum  Payments.  Nothing  contained  herein  shall be
                        -----------------
         deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

                  4.11  Security  Interest  and  Guarantee.  The Holder has been
                        ----------------------------------
         granted a security interest (i) in certain assets of the Borrower and its Subsidiaries as more fully described in the Master Security Agreement dated as of the date hereof and (ii) pursuant to the Stock Pledge Agreement dated as of the date hereof. The obligations of the Borrower under this Note are guaranteed by certain Subsidiaries of the Borrower pursuant to the Subsidiary Guaranty dated as of the date hereof.

                  4.12  Construction.  Each  party  acknowledges  that its legal
                        ------------
         counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

         4.13  Registered  Obligation.  This Note is intended to be a registered
               ----------------------
obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Company (or its agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).

       [Balance of page intentionally left blank; signature page follows]

         IN WITNESS WHEREOF, the Company has caused this Secured Term Note to be signed in its name effective as of this 31st day of May, 2006.


                                          eLEC Communications Corp.


                                          By: /s/  Paul H. Riss
                                              -----------------------------
                                               Name:   Paul H. Riss
                                               Title:  Chief Executive Officer

WITNESS:

/s/  Lauri Vertrees
-----------------------
Lauri Vertrees